Exceptional items (Tables)	6 Months Ended
Jun. 30, 2020
Analysis of income and expense [abstract]
Disclosure Of Detailed Information For Exceptional Items Explanatory [Table Text Block]	Exceptional items

	For the three months ended June 30,		For the six months ended June 30,
	2020	2019	2020	2019
	€m	€m	€m	€m
Findus Group integration costs	—	1.2	—	3.0
Release of indemnification assets	—	—	17.8	44.0
Brexit	0.2	—	0.4	—
Supply chain reconfiguration	—	(2.3)	—	(3.6)
Goodfella's Pizza & Aunt Bessie's integration costs	1.0	2.2	3.0	4.0
Settlement of legacy matters	(1.1)	—	(1.1)	—
Factory optimization	4.1	0.5	4.7	0.8
Total exceptional items	4.2	1.6	24.8	48.2

We do not consider these items to be indicative of our ongoing operating performance.

Following the acquisition of the Findus Group in November 2015, the Company initiated a substantial integration project which has now completed. Expenses of €1.2 million in the three months ended June 30, 2019 and €3.0 million in the six months ended June 30, 2019 relate to the roll-out of the Nomad ERP system.

The charge for the release of indemnification assets relates to the partial release of shares held in escrow associated with the acquisition of the Findus Group as discussed in Note 11.
With the uncertainty of the United Kingdom exiting the European Union, commonly referred to as Brexit, we are making preparations for the potential adverse impact to our supply chain, such as tariffs and delays at ports of entry and departure. Expenses of €0.2 million have been incurred in the three months ended June 30, 2020 (2019: nil) and €0.4 million for the six months ended June 30, 2020 (2019: nil).
Supply chain reconfiguration relates to activities associated with the closure of the Bjuv manufacturing facility in Sweden which ceased production in 2017. The income of €2.3 million in the three months ended June 30, 2019 and €3.6 million in the six months ended June 30, 2019 arose from the sale of property at this location.
Following the acquisition of the Goodfella’s pizza business in April 2018 and the Aunt Bessie's business in July 2018, the Company initiated an integration project. Expenses of €1.0 million have been incurred in the three months ended June 30, 2020 (2019: €2.2 million) and €3.0 million for the six months ended June 30, 2020 (2019: €4.0 million).
In 2018, the Company initiated a three-year factory optimization program. The focus of the program is to develop a new suite of standard manufacturing and supply chain processes, that will provide a single network of optimized factories. The program is expected to provide a number of benefits, including an optimized supply chain infrastructure, benefits derived from the implementation of a standardized global manufacturing and planning processes, and an increased level of sustainable performance improvement. Expenses of €4.1 million have been incurred in the three months ended June 30, 2020 (2019: €0.5 million) and €4.7 million for the six months ended June 30, 2020 (2019: €0.8 million).
Net income of €1.1 million was recognized in the three and six months ended June 30, 2020 in relation to the settlement of legacy matters.
The tax impact of the exceptional items for the three months ended June 30, 2020 amounted to a credit of €1.1 million (2019: €0.2 million) and a credit of €1.6 million for the six months ended June 30, 2020 (2019: €0.7 million).
Included in the Condensed Consolidated Interim Statements of Cash Flows for the six months ended June 30, 2020 is €2.3 million (2019: €6.5 million) of cash outflows relating to exceptional items. This includes cash flows related to the above items in addition to the cash impact of the settlement of provisions brought forward from previous accounting periods.